Credit Suisse Small Cap Growth Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended October 31, 2005


Portfolio:			Credit Suisse Small Cap Growth Fund


Security:			Foundation Coal Hold.


Date Purchased:			12/8/2004


Price Per Share:		$21.11


Shares Purchased
by the Portfolio *:		11,800


Total Principal Purchased
by the Portfolio *:		$249,098.00


% of Offering Purchased
by the Portfolio:		.05%


Broker:				Morgan Stanley


Member:				Joint Lead


Portfolio:			Credit Suisse Small Cap Growth Fund


Security:			Housevalues Inc.


Date Purchased:			12/9/2004


Price Per Share:		$14.37


Shares Purchased
by the Portfolio *:		8,500


Total Principal Purchased
by the Portfolio *:		$122,145.00


% of Offering Purchased
by the Portfolio:		.136%


Broker:				JP Morgan


Member:				Joint Lead


Portfolio:			Credit Suisse Small Cap Growth Fund


Security:			Gravity Co. LTD-ADR


Date Purchased:			2/8/2005


Price Per Share:		$12.93


Shares Purchased
by the Portfolio *:		103,100


Total Principal Purchased
by the Portfolio *:		$1,333,392.30


% of Offering Purchased
by the Portfolio:		4.43%


Broker:				Canadian Imperial Bank of Commerce


Member:				Joint Lead Manager


Portfolio:			Credit Suisse Small Cap Growth Fund


Security:			Philips - Van Heusen


Date Purchased:			7/14/2005


Price Per Share:		$32.75


Shares Purchased
by the Portfolio *:		8,000


Total Principal Purchased
by the Portfolio *:		$262,000.00


% of Offering Purchased
by the Portfolio:		.13%


Broker:				Lehman


Member:				Joint Lead Manager


Portfolio:			Credit Suisse Small Cap Growth Fund


Security:			Baidu.com


Date Purchased:			8/5/2005


Price Per Share:		$27.00


Shares Purchased
by the Portfolio *:		1,800


Total Principal Purchased
by the Portfolio *:		$48,600.00


% of Offering Purchased
by the Portfolio:		.05%


Broker:				Goldman


Member:				Joint Lead Manager

Portfolio:			Credit Suisse Small Cap Growth Fund


Security:			Verifone Holdings Inc.

Date Purchased:			9/19/2005


Price Per Share:		$20.78


Shares Purchased
by the Portfolio *:		39,000


Total Principal Purchased
by the Portfolio *:		$810,420.00


% of Offering Purchased
by the Portfolio:		.35%


Broker:				Lehman Brothers


Member:				Co - Manager